UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 27, 2004

                    CITIGROUP MORTGAGE LOAN TRUST INC.
             (Exact name of registrant as specified in charter)

   New York				   333-107958                  01-0791848
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                         Identification No.)
 organization)

        c/o Citibank, N. A., 399 Park Avenue, New York, N. Y. 10043
           (Address of principal executive offices)   (Zip Code)

    Registrant's telephone number, including area code  (212) 816 - 5693

       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Citigroup Mortgage Loan Trust Mortgage
Pass-Through Certificates, Series 2004-HYB1, which was made on December 27, 2004.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report for distribution on December 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.





CITIBANK, N. A., IN ITS CAPACITY AS TRUSTEE ON
BEHALF OF CITIGROUP MORTGAGE LOAN TRUST INC., REGISTRANT




By:    /S/ John Hannon
       ___________________________

Name:  John Hannon
       ___________________________

Title: Associate
       ___________________________

Date:  December 31, 2004
       ___________________________